UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest event reported)
April 29, 2013

              REGAL BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

  (608) 364-8800
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Regal Beloit Corporation 2013 Equity Incentive Plan
As described under Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Regal Beloit Corporation (the “Company”) held on April 29, 2013, the shareholders of the Company approved the Regal Beloit Corporation 2013 Equity Incentive Plan (the “2013 Plan”).
The 2013 Plan authorizes the grant of equity-based incentive awards to eligible participants. Eligible participants may include officers, key employees, directors and consultants designated as participants by the 2013 Plan’s administrator. The 2013 Plan will be administered by the Compensation and Human Resources Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) with respect to eligible employee and consultant participants and by the non-employee directors of the Board (or a committee of non-employee directors appointed by the Board) with respect to director participants. Awards under the 2013 Plan may consist of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, deferred stock rights, dividend equivalent units or other equity-based awards.
The 2013 Plan provides that 3,500,000 shares of the Company’s common stock are reserved for issuance, subject to adjustment in case of certain events described in the 2013 Plan. The number of shares reserved will be depleted by two shares for each share subject to a full-value award such as restricted stock, restricted stock units, performance shares, performance units (valued in relation to a share) and deferred stock rights.
The 2013 Plan specifies individual award limits and prohibits the backdating of options or stock appreciation rights, the repricing of options or stock appreciation rights and the granting of discounted options or stock appreciation rights. Unless earlier terminated by the Board or the Committee, the 2013 Plan will remain in effect until all common stock reserved for issuance under the 2013 Plan has been issued.
The 2013 Plan is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2013 (the “Proxy Statement”), and the full text of the 2013 Plan was attached to the Proxy Statement as Appendix A. The description of the 2013 Plan set forth above is a summary only and is qualified in its entirety by reference to the full text of the 2013 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Effect of 2013 Plan on Existing Incentive Plans
Prior to shareholder approval of the 2013 Plan, the Company had in effect the Regal Beloit Corporation 2003 Equity Incentive Plan and the Regal Beloit Corporation 2007 Equity Incentive Plan (together, the “Existing Equity Plans”), under which the Company was authorized to grant equity awards to employees. As a result of shareholder approval of the 2013 Plan at the Annual Meeting, the Existing Equity Plans and the authority to issue the remaining shares of common stock available under the Existing Equity Plans terminated on April 29, 2013. All awards under the Existing Equity Plans that were outstanding as of April 29, 2013 continue to be governed by the Existing Equity Plans.

2013 Plan Award Agreements
In connection with the adoption of the 2013 Plan, the Committee approved a form of Stock Appreciation Rights Award Agreement, a form of Restricted Stock Unit Award Agreement and a form of Performance Share Unit Award Agreement for the issuance of awards under the 2013 Plan (collectively, the “Agreements”). Copies of the Agreements are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Grants of Performance Share Unit Awards
As disclosed on pages 74-75 of the Proxy Statement, shareholder approval of the 2013 Plan at the Annual Meeting resulted in grants of performance-based share unit (“PSU”) awards under the 2013 Plan becoming effective on May 2, 2013. The Committee had approved certain terms of the PSU awards for the Company’s executive officers, including Messrs. Gliebe, Schlemmer, Hinrichs, Underwood and Colvin, in January 2013, but the grants were made contingent on shareholder approval of the 2013 Plan. On April 28, 2013, based on shareholder approval of 2013 Plan, the Committee gave final approval for the PSU awards. The value of the PSU awards to the Company’s named executive officers is as follows: Mr. Gliebe — $760,000, Mr. Schlemmer — $193,000, Mr. Hinrichs — $174,000, Mr. Underwood — $131,000, and Mr. Colvin —$61,000. These award amounts differed from the amounts that appeared in the Proxy Statement. The number of shares of the Company’s common stock that will be subject to the PSU awards will be derived by converting the values in the preceding sentence into a number of shares of the Company’s common stock based on the value per share calculated under Accounting Standards Codification Topic 718. The PSU awards have a three-year performance period and will be earned or forfeited based on a performance metric of total shareholder return relative to the Company’s peer group. The foregoing summary of the PSU awards does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Performance Share Unit Award Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 29, 2013, the Company held the Annual Meeting for the purposes of (i) electing three Class B Directors for terms expiring at the 2016 Annual Meeting of Shareholders; (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers; (iii) seeking shareholder approval of the 2013 Plan; and (iv) ratifying the selection of Deloitte & Touche LLP as the independent auditors for the Company for the year ending December 28, 2013.
As of the March 11, 2013 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 44,978,667 shares of the Company’s common stock were outstanding and eligible to vote. A total of 42,045,785 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:
Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes

Christopher L. Doerr	40,089,566	57,022	400,446	1,498,751
Mark J. Gliebe	38,395,519	52,818	2,098,697	1,498,751
Curtis W. Stoelting	40,111,887	42,415	392,732	1,498,751

Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

39,376,465	1,098,068	39,486	1,498,751

Approval of the Regal Beloit Corporation 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
38,536,636	1,970,912	39,486	1,498,751

Ratification of the selection of Deloitte & Touche LLP as the independent auditors for 2013:

For	Against	Abstain
41,393,043	621,393	31,349

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)
Regal Beloit Corporation 2013 Equity Incentive Plan (incorporated by reference to Appendix A to Regal Beloit Corporation’s definitive proxy statement on Schedule 14A for the Regal Beloit Corporation 2013 annual meeting of shareholders held April 29, 2013 (File No. 1-07283)).

(10.2)	Form of Stock Appreciation Rights Award Agreement under the Regal Beloit Corporation 2013 Equity Incentive Plan.

(10.3)	Form of Restricted Stock Unit Award Agreement under the Regal Beloit Corporation 2013 Equity Incentive Plan.

(10.4)	Form of Performance Share Unit Award Agreement under the Regal Beloit Corporation 2013 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.
REGAL BELOIT CORPORATION

Date: May 2, 2013             By: /s/Peter C. Underwood
                         Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated April 29, 2013

(10.1)
Regal Beloit Corporation 2013 Equity Incentive Plan (incorporated by reference to Appendix A to Regal Beloit Corporation’s definitive proxy statement on Schedule 14A for the Regal Beloit Corporation 2013 annual meeting of shareholders held April 29, 2013 (File No. 1-07283)).

(10.2)	Form of Stock Appreciation Rights Award Agreement under the Regal Beloit Corporation 2013 Equity Incentive Plan.

(10.3)	Form of Restricted Stock Unit Award Agreement under the Regal Beloit Corporation 2013 Equity Incentive Plan.

(10.4)	Form of Performance Share Unit Award Agreement under the Regal Beloit Corporation 2013 Equity Incentive Plan.